                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 21.1

Subsidiaries as of June 3, 2005    Jurisdiction of Organization
----------------------------------    ----------------------------
Colt Canada Corporation               Nova Scotia, Canada

Colt Rapid Mat LLC                    Delaware, USA